Exhibit 10.1

SOPHIRIS BIO INC.

OMNIBUS AMENDMENT TO

COMMON SHARES PURCHASE WARRANTS

THIS OMNIBUS AMENDMENT TO COMMON SHARES PURCHASE WARRANTS (this “Agreement”) is made as of January 31, 2014, by and among SOPHIRIS BIO INC., an organization incorporated under the Company Act of British Columbia, f/k/a Protox Therapeutics Inc. (the “Company”), and WARBURG PINCUS PRIVATE EQUITY X, L.P. and WARBURG PINCUS X PARTNERS, L.P., each a Delaware limited partnership (each a “Holder” and together the “Holders”), to amend those certain Common Shares Purchase Warrants (each a “Warrant” and collectively the “Warrants”) set forth in ATTACHMENT 1 attached hereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Warrants.

RECITALS

WHEREAS, the Company previously issued to the Holders the Warrants set forth on ATTACHMENT 1 attached hereto;

WHEREAS, the Exercise Price and number of Shares underlying each of the Warrants were previously adjusted to reflect the 52-for-1 share consolidation effected by the Company on August 9, 2013 (the “Adjustment”) as set forth under the columns “Adjusted Exercise Price” and “Adjusted Share Number” in ATTACHMENT 1 attached hereto, respectively;

WHEREAS, the Company and the Holders desire to amend each of the Warrants to (i) reflect the Adjustment and (ii) convert the Exercise Price from a Canadian dollar amount to a U.S. dollar amount using the applicable exchange rate as of the date of issuance of each Warrant; and

WHEREAS, pursuant to Section 17 of each Warrant, the Warrants may be amended by the written consent of the Company and the Holder of such Warrant.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the Company and the undersigned Holders hereby agree as follows:

1.	Amendment of Warrants. The Warrants shall be amended as follows:

1.1	The number of Shares set forth on the first page of each Warrant and in the definition of “Shares” in Section 2 of each Warrant is hereby amended to replace such share number with the number of shares set forth next to the applicable Warrant under the column “Adjusted Share Number” in ATTACHMENT 1 attached hereto.

1.2	Section 2 of each Warrant is hereby amended to provide that “Exercise Price” is defined as a purchase price equal to the amount set forth next to the applicable Warrant under the column “U.S. Exercise Price” in ATTACHMENT 1 attached hereto.

1.3	Section 20 of each Warrant is hereby amended and restated to read in its entirety as follows:

“Currency. All references to currency in this Warrant are denominated in U.S. dollars.”

2.	No Other Warrants. Each Holder represents that it holds no other warrants to acquire securities of the Company, other than as specified on ATTACHMENT 1 attached hereto.

3.	Miscellaneous.

3.1	Except as expressly modified by this Agreement, all of the terms and conditions of the Warrants are reaffirmed and shall remain in full force and effect, until such Warrants are exercised and cancelled as provided herein. Other than as stated in this Agreement, this Agreement shall not operate as a waiver of any condition or obligation imposed on the parties under the Warrants.

3.2	In the event of any conflict, inconsistency, or incongruity between any provision of this Agreement and any provision of the Warrants, the provisions of this Agreement shall govern and control.

3.3	This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada, without giving effect to principles of conflicts of law.

3.4	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this OMNIBUS AMENDMENT TO COMMON SHARES PURCHASE WARRANTS as of the day and year first set forth above.

COMPANY:

SOPHIRIS BIO INC.

By:	/s/ Peter Slover
Name:	Peter Slover
Title:	Chief Financial Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT TO COMMON SHARES PURCHASE WARRANTS

IN WITNESS WHEREOF, the undersigned have executed this OMNIBUS AMENDMENT TO COMMON SHARES PURCHASE WARRANTS as of the day and year first set forth above.

HOLDER:

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X, L.P., its General Partner
By:	Warburg Pincus X LLC, its General Partner
By:	Warburg Pincus Partners LLC, its Sole Member
By:	Warburg Pincus & Co., it Managing Partner

By:	/s/ Elizabeth H. Weatherman
Name:	Elizabeth H. Weatherman
Title:	Partner

Resident in Delaware

SIGNATURE PAGE TO OMNIBUS AMENDMENT TO COMMON SHARES PURCHASE WARRANTS

IN WITNESS WHEREOF, the undersigned have executed this OMNIBUS AMENDMENT TO COMMON SHARES PURCHASE WARRANTS as of the day and year first set forth above.

HOLDER:

WARBURG PINCUS X PARTNERS, L.P.

By:	Warburg Pincus X, L.P., its General Partner
By:	Warburg Pincus X LLC, its General Partner
By:	Warburg Pincus Partners LLC, its Sole Member
By:	Warburg Pincus & Co., it Managing Partner

By:	/s/ Elizabeth H. Weatherman
Name:	Elizabeth H. Weatherman
Title:	Partner

Resident in Delaware

SIGNATURE PAGE TO OMNIBUS AMENDMENT TO COMMON SHARES PURCHASE WARRANTS

Attachment 1

Schedule of Common Shares Purchase Warrants

Holder	Warrant No.	Issuance Date	Exercise Price		Adjusted Exercise Price(1)		Exchange Rate(2)	U.S. Exercise Price(3)		Number of Shares	Adjusted Share Number(1)
Warburg Pincus Private Equity X, L.P.	WP-1	11/19/2010	$0.50	CDN	$26.00	CDN	0.9823	US$	25.54	14,535,000	279,519.23
Warburg Pincus X Partners, L.P.	WP-2	11/19/2010	$0.50	CDN	$26.00	CDN	0.9823	US$	25.54	465,000	8,942.31
Warburg Pincus Private Equity X, L.P.	WP-3	12/28/2011	$0.50	CDN	$26.00	CDN	0.9764	US$	25.39	12,112,500	232,932.69
Warburg Pincus X Partners, L.P.	WP-4	12/28/2011	$0.50	CDN	$26.00	CDN	0.9764	US$	25.39	387,500	7,451.92
Warburg Pincus Private Equity X, L.P.	WP-5	3/28/2012	$0.50	CDN	$26.00	CDN	1.0021	US$	26.06	12,112,500	232,932.69
Warburg Pincus X Partners, L.P.	WP-6	3/28/2012	$0.50	CDN	$26.00	CDN	1.0021	US$	26.06	387,500	7,451.92

(1)	Adjusted to reflect the 52-for-1 share consolidation effected by Sophiris Bio Inc. on August 9, 2013.
(2)	Reflects the U.S. dollar per Canadian dollar exchange rate as of the close of business on the Issuance Date as reported by the Bank of Canada.
(3)	Reflects the conversion of the Adjusted Exercise Price to U.S. dollars using the Exchange Rate.

ATTACHMENT 1 – SCHEDULE OF COMMON SHARES PURCHASE WARRANTS